                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                SEPTEMBER 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

          NEW YORK                     000-30252              98-0163232
-----------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)

3033 KING GEORGE HIGHWAY, SUITE 1A
 SURREY, BRITISH COLUMBIA, CANADA                               V4A 1B8
-----------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)

                                 (604) 542-0820
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

SUITE 500, PARK PLACE, 666 BURRARD STREET,
   VANCOUVER, BRITISH COLUMBIA, CANADA                          V6C 3P6
------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 6 Pages
                             Exhibit Index on Page 6
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ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS.

        ACQUISITION OF PRION DEVELOPMENTAL LABORATORIES, INC.

        On September 25, 2000, BioLabs, Inc. (the "Registrant") announced that it had made an investment in Prion Developmental Laboratories, Inc., a Maryland corporation ("Prion"), pursuant to an Investment Agreement, dated as of September 8, 2000 (the "Investment Agreement"), by and among Prion, Efoora, Inc., a Delaware corporation and the parent company of Prion ("Efoora"), and the Registrant. The Registrant invested One Million Ten Dollars ($1,000,010.00) on September 8, 2000, and committed to invest a further One Million Dollars ($1,000,000.00) on the later to occur of September 30, 2000, and Prion's execution of research agreements with certain universities, upon the condition that such research agreements be executed no later than December 30, 2000. In return for its initial investment, the Registrant received from Prion one million (1,000,000) shares of Prion common stock, $0.00001 par value ("Prion Common Stock") at a price per share of One Dollar ($1.00), and a warrant (the "Prion Warrant") to purchase an additional one million shares of Prion Common Stock at an exercise price of Forty Cents ($0.40) per share. In return for its secondary investment, the Registrant would receive an additional One Million Shares of Prion Common Stock.

        The Investment Agreement also grants to the Registrant the right to receive warrants to purchase up to an additional One Million (1,000,000) shares of Prion Common Stock at any time until March 8, 2001, such warrant to contain terms and conditions identical to the Prion Warrant, except that the purchase price and duration of such warrant, and the exercise price at which the underlying shares of Prion Common Stock may be purchased, shall be as mutually agreed at the time such right is exercised.

        The Prion Warrant is exercisable until March 8, 2002, and may, at the Registrant's option, be exchanged for a warrant to purchase One Million (1,000,000) shares of the common stock of Efoora, on terms and conditions otherwise identical to those contained in the Prion Warrant.

        On November 21, 2000, the Registrant completed its secondary investment in Prion after Prion established research collaborations with three major research institutes in the United States. In exchange for an investment of One Million Dollars ($1,000,000), the Registrant received one million (1,000,000) shares of Prion Common Stock. The Registrant announced the details of Prion's research collaborations in a press release on November 30, 2000.

        Prion is engaged in the business of developing rapid diagnostic assays for the detection of prion disease in humans, animals, food and related products and byproducts.

        The Investment Agreement and the Prion Warrant have been filed as Exhibits 99.1 and 99.2, respectively, to the Registrant's Current Report. The press release described in the first paragraph of this Item 2 has been filed as Exhibit 99.3 to the Registrant's Current Report. The press release dated November 30, 2000, has been filed as Exhibit 99.5 to Amendment No. 2 to the Registrant's Current Report. The Exhibits are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED


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             The historical financial statements of Prion for the fiscal year ended December 31, 1999, together with the notes thereto and the report of Freireich & Shapiro, L.L.P., independent auditors, are being filed herewith as Exhibit 99.6 to this Amendment No. 3 to the Registrant's Current Report.

             Unaudited financial statements of Prion as of and for the eight-month period ended August 31, 2000, together with the notes thereto, are being filed herewith as Exhibit 99.7 to this Amendment No. 3 to the Registrant's Current Report.

             The consent of Freireich & Shapiro, L.L.P., with respect to the audited financial statements of Prion, is being filed herewith as Exhibit 99.8 to this Amendment No. 3 to the Registrant's Current Report.

         (b) PRO FORMA FINANCIAL INFORMATION

             An unaudited pro forma balance sheet as of September 30, 2000, and an unaudited pro forma statement of operations for the nine-month period ended September 30, 2000, and the notes thereto, have been filed as Exhibit 99.4 to Amendment No. 1 to the Registrant's Current Report. This Exhibit is incorporated herein by reference.

         (c) EXHIBITS

             EXHIBIT NUMBER    DESCRIPTION
             --------------    -----------

                 99.1 Investment Agreement, dated September 8, 2000, by and among Prion Developmental Laboratories, Inc., Efoora, Inc., and BioLabs, Inc.
                               (incorporated by reference to the
                               like-numbered exhibit to the Registrant's
                               Current Report on Form 8-K, filed on September
                               25, 2000).

                 99.2          Warrant, dated September 8, 2000, issued by
                               Prion Development Laboratories, Inc., in favor of BioLabs, Inc. (incorporated by reference to the like-numbered exhibit to the Registrant's
                               Current Report on Form 8-K, filed on September
                               25, 2000).

                 99.3          Press Release, dated September 25, 2000
                               (incorporated by reference to the
                               like-numbered exhibit to the Registrant's
                               Current Report on Form 8-K, filed on September
                               25, 2000).

                 99.4 Unaudited pro forma financial statements as of and for the nine-month period ended September
                               30, 2000, and notes thereto (incorporated by reference to the like-numbered exhibit to Amendment No. 1 to the Registrant's Current
                               Report on Form 8-K, filed on November 22,
                               2000).

                 99.5          Press Release, dated November 30, 2000
                               (incorporated by reference to the
                               like-numbered exhibit to Amendment No. 2 to the Registrant's Current Report on Form 8-K, filed on December 7, 2000).


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                 99.6          Historical financial statements of Prion for the
                               fiscal year ended December 31, 1999.

                 99.7 Unaudited financial statements of Prion as of and for the eight-month period ended
                               August 31, 2000.

                 99.8 Consent of Freireich & Shapiro, L.L.P., with respect to the audited financial statements of Prion.


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


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2001                    BIOLABS, INC.

                                        /s/ E. Greg McCartney
                                       ---------------------------------------
                                       E. Greg McCartney
                                       President and Chief
                                       Executive Officer


                                      5
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                                EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION                                      PAGE NUMBER
--------------     -----------                                      -----------
     99.1          Investment Agreement, dated September 8,
                   2000, by and among Prion Developmental
                   Laboratories, Inc., Efoora, Inc., and
                   BioLabs, Inc. (incorporated by reference to
                   the like-numbered exhibit to the
                   Registrant's Current Report on Form 8-K,
                   filed on September 25, 2000).

     99.2          Warrant, dated September 8, 2000, issued by
                   Prion Development Laboratories, Inc., in favor of BioLabs, Inc. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form
                   8-K, filed on September 25, 2000).

     99.3          Press Release, dated September 25, 2000
                   (incorporated by reference to the
                   like-numbered exhibit to the Registrant's
                   Current Report on Form 8-K, filed on
                   September 25, 2000).

     99.4 Unaudited pro forma financial statements as of and for the nine-month period ended
                   September 30, 2000, and notes thereto
                   (incorporated by reference to the
                   like-numbered exhibit to Amendment No. 1 to the Registrant's Current Report on Form
                   8-K, filed on November 22, 2000).

     99.5          Press Release, dated November 30, 2000
                   (incorporated by reference to the
                   like-numbered exhibit to Amendment No. 2 to the Registrant's Current Report on Form
                   8-K, filed on December 7, 2000).

     99.6 Historical financial statements of Prion for the fiscal year ended December 31, 1999.

     99.7 Unaudited financial statements of Prion as of and for the eight-month period ended August 31, 2000.

     99.8 Consent of Freireich & Shapiro, L.L.P., with respect to the audited financial statements of Prion.


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